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                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:


/ /  Preliminary proxy statement
/ /  Definitive proxy statement
/X/  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                            MOBINETIX SYSTEMS, INC.
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                (Name of Registrant as Specified in Its Charter)

                            MOBINETIX SYSTEMS, INC.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(1) ________________

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     (4)  Proposed maximum aggregate value of transaction:

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/X/  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
                                   $125.00
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     (2)  Form, schedule or registration statement no.:
                                   Schedule 14A
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     (3)  Filing party:
                                   MobiNetix System, Inc.
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     (4)  Date filed:
                                   November 15, 1996
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(1)  Set forth the amount on which the filing fee is calculated and state how it was determined.
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                    (LETTERHEAD OF MOBINEXTIX SYSTEMS INC.)


To the stockholders of
   MobiNetix Systems, Inc.



     On November 15, 1996, a proxy statement and form of proxy was delivered for mailing to the stockholders of MobiNetix Systems, Inc. (the "Company") in connection with the Company's Annual Meeting of Stockholders to be held on December 2, 1996. An error relating to the number of shares of Series C Preferred Stock (the "Series C Preferred") entitled to vote at the Annual Meeting appeared on page 2 of the proxy statement in the section entitled "Record Date and Voting Securities." The section stated that 112,500 shares of Series C Preferred were entitled to vote rather than 28,125 shares, which is the correct number. The section should read in its entirety as follows:


    RECORD DATE AND VOTING SECURITIES

        Stockholders of record at the close of business on November 12, 1996 are entitled to notice of and to vote at the meeting. At the record date, 1,336,358 shares of the Company's Common Stock, par value $0.01, were issued and outstanding, no shares of the Company's Series A Preferred Stock were outstanding, 898,954 shares of the Company's Series B Preferred Stock were issued and outstanding and 28,125 shares of the Company's Series C Preferred Stock were issued and outstanding. Based on the average of the bid and ask price on the OTC Bulletin Board on November 13, 1996, the market value of one share of the Company's Common Stock was $4.75. Each share of Common Stock is entitled to one vote, each share of Series B Preferred Stock is entitled to two votes, and each share of Series C Preferred Stock is entitled to forty votes.